                                  EXHIBIT 1
===============================================================================

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION        DEC-14-95 @ 04:40 PM

MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1995-2
P & S AGREEMENT DATE:             NOVEMBER 1, 1995
ORIGINAL SETTLEMENT DATE:         DECEMBER 6, 1995

ORIGINAL SALE BALANCE:  $51,583,721.78
===============================================================================
SERVICER CERTIFICATE (PAGE 1 OF 2)

Distribution Date:                                                     12/15/95

SERVICER'S REMITTANCE AMOUNT

Interest Collections                                             $   288,301.99
-------------------------------------------------------------------------------
Principal Collections                                            $   488,706.05
-------------------------------------------------------------------------------
Periodic Advances                                                $    39,690.85
-------------------------------------------------------------------------------
Insurance Proceeds                                               $         0.00
-------------------------------------------------------------------------------
Loan Repurchase Price                                            $         0.00
-------------------------------------------------------------------------------
Substitution Adjustment                                          $         0.00
-------------------------------------------------------------------------------
Released Mortgage Property Proceeds                              $         0.00
-------------------------------------------------------------------------------
         less:
                 Servicing Fee                                   $    12,895.83
                 --------------------------------------------------------------


                 Servicer Remittance Amount                      $   803,802.96
                 --------------------------------------------------------------

Net Foreclosure Profits                                          $         0.00
-------------------------------------------------------------------------------

DISTRIBUTIONS

Certificate Insurance Policy Premium Amount                      $         0.00
-------------------------------------------------------------------------------
Trustee's Fee                                                    $        64.48
-------------------------------------------------------------------------------
Class A Principal Distribution Amount                            $   488,706.05
-------------------------------------------------------------------------------
Class A Interest Distribution Amount                             $    81,631.24
-------------------------------------------------------------------------------
Certificate Insurer Amount                                       $         0.00
-------------------------------------------------------------------------------
Reserve Account Deposit Amount                                   $   233,401.19
-------------------------------------------------------------------------------
Class R Certificate Distribution Amount                          $         0.00
-------------------------------------------------------------------------------
                 Total Distributions                             $   803,802.96
                 --------------------------------------------------------------

                 Excess/(Shortfall)                                        0.00
                 --------------------------------------------------------------

Class A Certificate Rate                                                6.3300%
-------------------------------------------------------------------------------

Exchangeable Certificate Allocation
-------------------------------------------------------------------------------

Beginning Class A Certificate Principal Balance                  $51,583,721.78
-------------------------------------------------------------------------------
Ending Class A Certificate Principal Balance                     $51,095,015.73
-------------------------------------------------------------------------------
Class A Pool Factor                                                    .9905260
-------------------------------------------------------------------------------
Reduction in Class A Certificate Principal Balance                         0.00
 due to Aggregate Investor Liquidation Loss Amount
-------------------------------------------------------------------------------

Servicing Fees Distributed                                       $    12,895.93
-------------------------------------------------------------------------------

Aggregate Investor Liquidation Loss Amount                       $         0.00
-------------------------------------------------------------------------------



Beginning Pool Balance                                           $51,583,721.78
-------------------------------------------------------------------------------
Ending Pool Balance                                              $51,095,016.73
-------------------------------------------------------------------------------

Beginning Additional Balance                                               0.00
-------------------------------------------------------------------------------
Ending Additional Balance                                        $   560,353.07
-------------------------------------------------------------------------------

Beginning Total Balance                                          $51,583,721.78
-------------------------------------------------------------------------------
Ending Total Balance                                             $51,655,369.80
-------------------------------------------------------------------------------

Beginning Number of Accounts                                               1550
-------------------------------------------------------------------------------
Ending Number of Accounts                                                  1546
-------------------------------------------------------------------------------

===============================================================================

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION       DEC-14-95 @ 04:40 PM

MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1995-2
P & S AGREEMENT DATE:             NOVEMBER 1, 1995
ORIGINAL SETTLEMENT DATE:         DECEMBER 6, 1995

ORIGINAL SALE BALANCE:  $51,583,721.78
===============================================================================
SERVICER CERTIFICATE (PAGE 2 OF 2)

Distibution Date                                                                           12/15/95

Delinquency & REO Status
                 Delinquent 10-29 days                      % of Trust
                                                            ----------
                                  No. of Accounts                  6.14%                         95
                                  Trust Balances                   6.27%              $3,201,904.82
                 ----------------------------------------------------------------------------------
                 Delinquent 30-59 days
                                  No. of Accounts                  0.45%                          7
                                  Trust Balances                   0.56%              $  285,412.53
                 ----------------------------------------------------------------------------------
                 Delinquent 60-89 days
                                  No. of Accounts                  0.00%                          0
                                  Trust Balances                   0.00%              $        0.00
                 ----------------------------------------------------------------------------------
                 Delinquent 90+ days
                                  No. of Accounts                  0.00%                          0
                                  Trust Balances                   0.00%              $        0.00
                 ----------------------------------------------------------------------------------
                 REO
                                  No. of Accounts                  0.00%                          0
                                  Trust Balances                   0.00%              $        0.00
                 ----------------------------------------------------------------------------------

Weighed Average Mortgage Loan Rate:                                                         13.639%
---------------------------------------------------------------------------------------------------
Net Weighted Average Mortgage Loan Rate:                                                    12.394%
---------------------------------------------------------------------------------------------------
Weighted Average Term to Stated Maturity                                                     235.74
---------------------------------------------------------------------------------------------------



Reserve Account

Beginning Reserve Account Balance                                                    $2,966,064.00
--------------------------------------------------------------------------------------------------
                 Required Reserve Account Level                                      $4,384,616.35
                 ---------------------------------------------------------------------------------

                 Available Funds Excess                                              $  233,401.19
                 ---------------------------------------------------------------------------------
                 Application of Available Funds Excess to Reserve Account            $  233,401.19
                 ---------------------------------------------------------------------------------

                 Credit Enhancement Distribution Amount                              $        0.00
                 ---------------------------------------------------------------------------------
                 Insured Payment                                                     $        0.00
                 ---------------------------------------------------------------------------------
Ending Reserve Account Balance                                                       $3,199,465.19
--------------------------------------------------------------------------------------------------
Ending Reserve Account Balance (% of Orig. Pool Bal.)                                        6.20%
--------------------------------------------------------------------------------------------------
Amount Released from Reserve Account                                                         $0.00
--------------------------------------------------------------------------------------------------
Available Credit Enhancement                                                                 6.20%
--------------------------------------------------------------------------------------------------